American Beacon SGA Global Growth Fund

Supplement dated November 16, 2018
to the
Prospectus and Summary Prospectus dated May 31, 2018, as previously amended or supplemented
IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION
At a meeting held on November 6, 2018, the Board of Trustees ("Board") of the American Beacon Funds ("Selling Trust") approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the American Beacon SGA Global Growth Fund (the "AB SGA Fund"), a series of the Selling Trust, into the Virtus SGA Global Growth Fund (the "Virtus SGA Fund"), a newly organized series of Virtus Equity Trust (the "Reorganization"). The Reorganization is subject to a number of conditions, including approval of the Plan by the AB SGA Fund's shareholders.

The Virtus SGA Fund's investment objective and principal investment strategies are identical to those of the AB SGA Fund. American Beacon Advisors, Inc. ("AmBeacon") serves as the manager of the AB SGA Fund, and Sustainable Growth Advisers, L.P. ("SGA") serves as the AB SGA Fund's sub-adviser.  Virtus Investment Advisers, Inc. ("Virtus") will serve as the Virtus SGA Fund's investment adviser, and SGA will serve as the Virtus SGA Fund's sub-adviser. SGA will be responsible for the day-to-day management of the Virtus SGA Fund, and the portfolio managers at SGA who are primarily responsible for the day-to-day management of the AB SGA Fund will be primarily responsible for the day-to-day management of the Virtus SGA Fund.

The Plan provides for the AB SGA Fund to transfer all of its assets to the Virtus SGA Fund in return for shares of the Virtus SGA Fund and the Virtus SGA Fund's assumption of all of the AB SGA Fund's liabilities. If the AB SGA Fund's shareholders approve the Plan, those shareholders will become shareholders of the Virtus SGA Fund, receiving shares of the Virtus SGA Fund equal in value to the shares of the AB SGA Fund held by the shareholders prior to the Reorganization. If you own A Class, C Class, or Investor Class shares of the AB SGA Fund, you will own Class A, Class C, or Class I shares, respectively, of the Virtus SGA Fund, and if you own Y Class or Institutional Class shares of the AB SGA Fund, you will own Class R6 shares of the Virtus SGA Fund.

The Reorganization is not expected to result in the recognition of gain or loss by the AB SGA Fund or its shareholders for federal income tax purposes. Virtus or its affiliates will bear all direct costs of the Reorganization, including the costs of preparing the Plan and proxy statement and seeking approval of the Plan from the AB SGA Fund's shareholders.

A special meeting of shareholders has been scheduled to be held on February 6, 2019 for shareholders of the AB SGA Fund to consider and vote on the Plan. If shareholders of the AB SGA Fund approve the Plan, the Reorganization is expected to take effect on or about March 8, 2019.

Shareholders of the AB SGA Fund will receive a combined prospectus and proxy statement that contains additional information about the shareholder meeting and the proposed Reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

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